Exhibit 10.2

Execution Version

SUPPLEMENT
to the
Loan and Security Agreement
dated as of November 9, 2026
among
LifeMD, Inc. (“Company”),

LFMD Pharmacy Holdings, LLC, LFMD Pharmacy Holdings 1, LLC and LifeMD Pharmacy Services, LLC (together with Company, individually and collectively, jointly and severally, “Borrower”)

Avenue Growth Lending Fund III, L.P., a Delaware limited partnership (“Avenue 3”), as a lender and
Avenue Venture Opportunities Fund II, L.P., a Delaware limited partnership (“Avenue 2” and, in its capacity as a lender, together with Avenue 3, each a “Lender” and collectively, “Lenders,” and in its capacity as administrative agent and collateral agent, “Agent”)

Certain information identified by [*] has been excluded from this Exhibit because it is both not material and is the type that the LifeMD, Inc. treats as private or confidential.

This is a Supplement identified in the document entitled Loan and Security Agreement, dated as of November 9, 2026 (as amended, restated, supplemented and modified from time to time, the “Loan and Security Agreement”), by and among Borrower, Lenders and Agent. All capitalized terms used in this Supplement and not otherwise defined in this Supplement have the meanings ascribed to them in Article 11 of the Loan and Security Agreement, which is incorporated in its entirety into this Supplement. In the event of any inconsistency between the provisions of the Loan and Security Agreement and this Supplement, this Supplement is controlling.

In addition to the provisions of the Loan and Security Agreement, the parties agree as follows:

Part 1 - Additional Definitions:

“Amortization Period” means the period commencing on the first day of the first full calendar month following the Interest-only Period and continuing until the Maturity Date.

“Commitment” means, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, Lenders’ commitment to make Growth Capital Loans to Borrower in the aggregate original principal amount of Twelve Million Five Hundred Thousand Dollars ($12,500,000) to be funded on the Closing Date. Notwithstanding the above, as to any Lender, the obligation of such Lender to make Growth Capital Loans subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement shall not exceed the amount set forth under the heading Commitment opposite such Lender’s name on Schedule 1 to this Supplement.

“Designated Rate” means, for each Growth Capital Loan, a variable rate of interest per annum equal to the greater of (i) the sum of four and one-half percent (4.50%) plus the Prime Rate, and (ii) eleven and one-half percent (11.50%). Changes to the Designated Rate based on changes to the Prime Rate shall be effective as of the next scheduled interest payment date immediately following such change.

“Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to three and one-half percent (3.50%) of the original principal amount of the Loans prepaid, accelerated or becoming due. It is payable (a) upon any prepayment of the Loans, in whole or in part, as to the original principal amount prepaid, and (b) on the earlier of the Maturity Date and the date on which the Loans are accelerated, as to the original principal amount of the Loans not previously prepaid.

“Growth Capital Loan” means any Loan requested by Borrower and funded by a Lender under its Commitment for (i) general corporate purposes of Borrower and (ii) the refinancing of the Existing Citizens Facility.

“Interest-only Period” means the period commencing on the Closing Date and continuing until the twenty-fourth (24th) month anniversary of the Closing Date.

“Loan” or “Loans” mean, as the context may require, individually a Growth Capital Loan, and collectively, the Growth Capital Loans.

“Loan Commencement Date” means, with respect to each Growth Capital Loan: (a) the first day of the first full calendar month following the Borrowing Date of such Loan if such Borrowing Date is not the first day of a month; or (b) the same day as the Borrowing Date if the Borrowing Date is the first day of a month.

“Maturity Date” means May 1, 2030.

“Net Revenue” means, as of the last day of any relevant period, the net revenue of Borrower (determined on a consolidated basis and including, for the avoidance of doubt, the revenue of each AMG Entity and all revenue attributable to customer cohorts funded under the [*] Facility, without deduction for any amounts paid or payable to [*] thereunder) for such period, as determined in accordance with GAAP and as recognized in the consolidated financial statements of Company delivered pursuant to Sections 5.2(a) and 5.2(b) of the Loan and Security Agreement, using accounting practices consistent with those used in the financial statements delivered to Agent prior to the Closing Date (or as otherwise agreed in writing by Agent).

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“Prepayment Fee” means, with respect to any prepayment of the Loans:

(i) if the prepayment occurs during the period commencing on the Closing Date and ending on (but including) the first anniversary of the Closing Date, an amount equal to the principal amount of such Loans prepaid multiplied by three percent (3.00%); and

(ii) if the prepayment occurs during the period commencing on the day after the first anniversary of Closing Date and ending on (but including) the second anniversary of the Closing Date, an amount equal to the principal amount of such Loans prepaid multiplied by two percent (2.00%); and

(iii) if the prepayment occurs during the period commencing on the day after the second anniversary of the Closing Date and ending on (but excluding) the Maturity Date, an amount equal to the principal amount of the Loans prepaid multiplied by one percent (1.00%).

“Primary Operating Account” shall be the bank account set forth in Section 6 below, unless and until such account is changed in accordance with Section 5.10 of the Loan and Security Agreement.

“Prime Rate” is the rate of interest per annum from time to time published in the Money Rates Section of the print edition of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement; and provided further that if such rate of interest, as set forth from time to time in the Money Rates Section of the print edition of The Wall Street Journal, becomes unavailable for any reason as determined by Agent, the “Prime Rate” shall mean the rate of interest per annum announced by JPMorgan Chase as its prime rate in effect at its principal office in the State of New York (such announced Prime Rate not being intended to be the lowest rate of interest charged by such institution in connection with extensions of credit to debtors); provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement.

“Termination Date” means the earlier of: (i) the date Lenders may terminate making Growth Capital Loans or extending other credit pursuant to the rights of Lenders under Article 7 of the Loan and Security Agreement; and (ii) the last day of the Interest-only Period.

“Warrant” is defined in Part 2, Section 3(a) hereof.

Part 2 - Additional Covenants and Conditions:

1. Growth Capital Loan Facility. Subject to satisfaction of the conditions precedent specified in Sections 4.1 and 4.2 of the Loan and Security Agreement and this Supplement, on or around the Closing Date, each Lender shall severally make, and Borrower agrees to draw, one (1) Growth Capital Loan to Borrower in the principal amount equal to such Lender’s Commitment.

Repayment of Growth Capital Loans. Principal of, and interest on, each Growth Capital Loan shall be payable as set forth in a Note evidencing such Growth Capital Loan (substantially in the form attached hereto as Exhibit “A”), which Note shall provide substantially as follows: principal shall be fully amortized over the Amortization Period in equal, monthly principal installments plus, in each case, unpaid interest thereon at the Designated Rate, commencing after the Interest-only Period of interest-only installments at the Designated Rate. In particular, on the Borrowing Date applicable to such Growth Capital Loan, Borrower shall pay to Agent (i) if the Borrowing Date is earlier than the Loan Commencement Date, interest only at the Designated Rate, in advance, on the outstanding principal balance of the Growth Capital Loan for the period from the Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs (it being understood that this clause (i) shall not apply in the case the Borrowing Date is on the same date as the Loan Commencement Date), and (ii) the first (1st) interest-only installment at the Designated Rate, in advance, on the outstanding principal balance of the Note evidencing such Loan for the ensuing month. Commencing on the first day of the second full month after the Borrowing Date and continuing on the first day of each month during the Interest-only Period thereafter, Borrower shall pay to Agent interest only at the Designated Rate, in advance, on the outstanding principal balance of the Loan evidenced by such Note for the ensuing month. Commencing on the first day of the first full month after the end of the Interest-only Period, and continuing on the first day of each consecutive calendar month thereafter, Borrower shall pay to Agent equal consecutive monthly principal installments in advance in an amount sufficient to fully amortize the Loan evidenced by such Note over the Amortization Period, plus interest at the Designated Rate for such month. On the Maturity Date (or, if earlier, the date on which the Growth Capital Loans are prepaid in full), all principal and accrued interest then remaining unpaid and the Final Payment shall be due and payable.

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2. Prepayment. The Growth Capital Loans may be prepaid as provided in this Section 2 only. Borrower may prepay Growth Capital Loans in whole or in part at any time upon no less than five (5) Business Days’ prior written notice to Lenders, by tendering to each Lender a cash payment in respect of such Loans in an amount determined by such Lender equal to the sum of: (i) the aggregate outstanding principal amount of such Loans to be prepaid; (ii) the accrued and unpaid interest on such Loans being prepaid as of the date of prepayment; (iii) the Prepayment Fee on the principal amount being prepaid; and (iv) the Final Payment; provided that, (i) the minimum prepayment amount shall be Two Million Five Hundred Thousand Dollars ($2,500,000) (or, if less, the remaining outstanding balance of the Growth Capital Loans), and (ii) Borrower may exercise this prepayment right no more than once per calendar month, unless otherwise expressly permitted under the Loan Documents.

3. Issuance of Warrant.

(a) Warrant. As additional consideration for the making of the Commitment, each Lender has earned and is entitled to receive immediately upon the execution of the Loan and Security Agreement and this Supplement, a warrant instrument issued by Company (the “Warrant”).

(b) Warrant General. The Warrant shall be in form and substance reasonably satisfactory to the applicable Lender.

4. Commitment Fee. Borrower shall pay to each Lender, pro-rata in accordance with each Lender’s respective Commitment, a commitment fee in the amount of one percent (1.00%) of the Twelve Million Five Hundred Thousand Dollars ($12,500,000.00) Commitment due and payable on the Closing Date, of which Sixty Two Thousand Five Hundred Dollars ($62,500.00) has been paid by Borrower to Agent as an advance deposit prior to the date hereof. As an additional condition precedent under Section 4.1 of the Loan and Security Agreement, each Lender shall have completed to its satisfaction its due diligence review of Borrower’s business and financial condition and prospects, and such Lender’s pro rata share of the Commitment shall have been approved by its investment committee. If this condition is not satisfied, the Sixty Two Thousand Five Hundred Dollars ($62,500.00) advance deposit previously paid by Borrower shall be refunded. Except as set forth in this Section 4, the Commitment Fee is not refundable.

5. Documentation Fee Payment. On the Closing Date, Borrower shall reimburse each Lender and Agent pursuant to Section 9.8(a) of the Loan and Security Agreement for (i) its reasonable and documented out-of-pocket attorneys’ fees, costs and expenses incurred in connection with the preparation and negotiation of the Loan Documents and (ii) such Lender’s and Agent’s costs and filing fees related to perfection of its Liens in the Collateral in any jurisdiction in which the same is located, recording a copy of the Intellectual Property Security Agreement with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and confirming the priority of such Liens.

6. Borrower’s Primary Operating Account and Wire Transfer Instructions:

Institution Name:	JPMorganChase
Address:	JPMorganChase, NY, NY 10017
ABA No.:	021000021
Contact Name:	Anjali Garg
Phone No.:	480-902-6444
E-mail:	anjali.garg@jpmorgan.com
Account Title:	LifeMD Inc Operating account
Account No.:	670325379

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7. Debits to Account for ACH Transfers. For purposes of Sections 2.2 and 5.10 of the Loan and Security Agreement, the Primary Operating Account shall be the bank account set forth in Section 6 above, unless and until such account is changed in accordance with Section 5.10 of the Loan and Security Agreement. Borrower hereby agrees that the Growth Capital Loans will be advanced to the account specified above and regularly scheduled payments of principal, interest and fees due to each Lender will be automatically debited by each Lender from the same account. Borrower hereby confirms that the bank at which the Primary Operating Account is maintained uses that same ABA Number for incoming wires transfers to the Primary Operating Account and outgoing ACH transfers from the Primary Operating Account.

8. Financial Covenant.

(a) Minimum Net Revenue. Borrower shall achieve, as of the last day of each fiscal quarter, commencing with the fiscal quarter ending December 31, 2026, Net Revenue for the trailing twelve (12) month period then ended of not less than One Hundred Fifty Million Dollars ($150,000,000).

9. Post-Closing Covenants. Borrower shall use commercially reasonable efforts to deliver to Agent the following items:

(a) Within ten (10) Business Days after the Closing Date (or such later date as Agent may agree in its reasonable discretion), Account Control Agreements with respect to each Deposit Account and Securities Account of Borrower (other than Excluded Accounts) required under Section 6.11 of the Loan and Security Agreement.

(b) Within thirty (30) days after the Closing Date (or such later date as Agent may agree in its reasonable discretion), the insurance endorsements required under Section 5.5 of the Loan and Security Agreement.

(c) Within sixty (60) days after the Closing Date (or such later date as Agent may agree in its reasonable discretion), a Waiver (in accordance with Section 5.9(e) of the Loan and Security Agreement) from the landlord of each leased location at which tangible Collateral having a value in excess of Two Hundred Fifty Thousand Dollars ($250,000) is located; provided that Borrower’s failure to obtain any such Waiver after the use of commercially reasonable efforts shall not constitute a Default or an Event of Default.

(d) Within sixty (60) days after the Closing Date (or such later date as Agent may agree in its reasonable discretion), a file-stamped UCC-3 termination statement terminating UCC-1 Filing No. 2024 4661946, filed on July 10, 2024, against LIFEMD PHARMACY SERVICES, LLC, in favor of AMERICORP FINANCIAL, LLC.

10. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

11. Borrower Representative; Joint and Several. Each Borrower hereby irrevocably appoints and authorizes Company to act as its agent and representative for all purposes under the Loan Documents, including requesting Loans, delivering Borrowing Requests and Compliance Certificates, and giving and receiving notices, and Agent and each Lender may rely conclusively on any request, certificate or notice given by Company as binding on each Borrower. The obligations of the Borrowers under the Loan Documents (other than the Warrant) are joint and several.

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Part 3 - Additional Representations:

Borrower represents and warrants that as of the Closing Date and, subject to any written updates of the information set forth below by Borrower to each Lender and Agent, each Borrowing Date:

a)	Its chief executive office is located as set forth in the Perfection Certificate.

b)	Its Equipment is located as set forth in the Perfection Certificate.

c)	Its Inventory is located as set forth in the Perfection Certificate.

d)	Its Records are located as set forth in the Perfection Certificate.

e)	In addition to its chief executive office, Borrower maintains offices or operates its business at the locations set forth in the Perfection Certificate.

f)	Other than its full corporate name, Borrower has conducted business using the trade names or fictitious business names set forth in the Perfection Certificate.

g)	Its state corporation identification number is set forth in the Perfection Certificate.

h)	Its U.S. federal tax identification number is set forth in the Perfection Certificate.

i)	Including Borrower’s Primary Operating Account identified in Section 6 above, Borrower maintains the following Deposit Accounts and investment accounts:

Part 4 - Additional Loan Documents:

Form of Promissory Note	Exhibit “A”
Form of Borrowing Request	Exhibit “B”
Form of Compliance Certificate	Exhibit “C”

[Remainder of this page intentionally left blank; signature page follows]

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[Signature page to Supplement to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

BORROWER:

LIFEMD, INC.

By:	/s/ Justin Schreiber
Name:	Justin Schreiber
Title:	Chairman & CEO

LFMD PHARMACY HOLDINGS, LLC

By:	/s/ Justin Schreiber
Name:	Justin Schreiber
Title:	President

LFMD PHARMACY HOLDINGS 1, LLC

By:	/s/ Justin Schreiber
Name:	Justin Schreiber
Title:	President

LIFEMD PHARMACY SERVICES, LLC

By:	/s/ Justin Schreiber
Name:	Justin Schreiber
Title:	President

Address for Notices (for each Borrower):	LifeMD, Inc.
236 Fifth Avenue, 4th Floor
New York, NY 10001
Attn: Atul Kavthekar, Chief Financial Officer ([*]), with a
copy to Eric Yecies, Chief Legal Officer & General Counsel ([*])
Fax # ___-___-___
Phone # [*]

[Signature page to Supplement to Loan and Security Agreement—continued]

AGENT:

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

	By:	Avenue Venture Opportunities Partners II, LLC
	Its:	General Partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
	Attn:	Todd Greenbarg, Senior Managing Director
	Email:	[*]
	Phone:	[*]

LENDERS:

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

	By:	Avenue Venture Opportunities Partners II, LLC
	Its:	General Partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036

	Attn:	Todd Greenbarg, Senior Managing Director
	Email:	[*]
	Phone:	[*]

AVENUE GROWTH LENDING FUND III, L.P.

	By:	Avenue Growth Lending Partners III, LLC
	Its:	General Partner

	By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036

	Attn:	Todd Greenbarg, Senior Managing Director
	Email:	[*]
	Phone:	[*]

EXHIBIT “A”

FORM OF PROMISSORY NOTE

Note No. 1

$______________________

November [●], 2026

The undersigned (individually and collectively, jointly and severally, “Borrower”) promises to pay to the order of [AVENUE VENTURE OPPORTUNITIES FUND II, L.P.] [AVENUE GROWTH LENDING FUND III, L.P.] (“Lender”), at such place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of ______________________________ Dollars ($________), with interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a variable rate per annum equal to the greater of (i) the sum of (A) four and one-half percent (4.50%) plus (B) the Prime Rate, and (ii) eleven and one-half percent (11.50%) (the “Designated Rate”), according to the payment schedule described herein, except as otherwise provided herein. In addition, on the Maturity Date (or, if earlier, the date on which the Loans are prepaid in full), the Borrower promises to pay to the order of Lender (i) all principal and accrued interest then remaining unpaid and (ii) the Final Payment (as defined in the Supplement to the Loan Agreement).

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement, dated as of November 9, 2026, among Borrower, Lender, the other lender party thereto and Agent (as the same may be amended, restated or supplemented from time to time, the “Loan Agreement”). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as provided under Section 1 of Part 2 of the Supplement to the Loan Agreement.

This Note may be prepaid only as permitted under Section 2 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate, compounded monthly. Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any scheduled payment under this Note by more than five (5) days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

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[Signature page to Promissory Note]

This Note shall be governed by, and construed in accordance with, the laws of the State of New York, excluding those laws that direct the application of the laws of another jurisdiction.

Borrower’s execution and delivery of this Note via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall constitute effective execution and delivery of this Note and agreement to and acceptance of the terms hereof for all purposes. The fact that this Note is executed, signed, stored or delivered electronically shall not prevent the assignment or transfer by Lender of this Note pursuant to the terms of the Loan Agreement or the enforcement of the terms hereof. Physical possession of the original of this Note or any paper copy thereof shall confer no special status to the bearer thereof. In no event shall an original ink-signed paper copy of this Note be required for any exercise of Lender’s rights hereunder.

LIFEMD, INC.

By:
Name:
Title:

LFMD PHARMACY HOLDINGS, LLC

By:
Name:
Title:

LFMD PHARMACY HOLDINGS 1, LLC

By:
Name:
Title:

LIFEMD PHARMACY SERVICES, LLC

By:
Name:
Title:

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EXHIBIT “B” 1

FORM OF BORROWING REQUEST

November [●], 2026

Avenue Venture Opportunities Fund II, L.P.
11 West 42nd Street, 9th Floor
New York, New York 10036

Avenue Growth Lending Fund III, L.P.
11 West 42nd Street, 9th Floor
New York, New York 10036

Re:	LIFEMD, INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of November 9, 2026 (as amended, restated or supplemented from time to time, the “Loan Agreement”; the capitalized terms used herein as defined therein), among Avenue Venture Opportunities Fund II, L.P. (“Avenue 2”), as administrative agent and collateral agent (in such capacity, “Agent”), and as a lender, Avenue Growth Lending Fund III, L.P. (“Avenue 3” and together with Avenue 2, in its capacity as a lender, collectively, “Lenders”, and each a “Lender”), and LifeMD, Inc. (“Company”) and the other Borrowers party thereto (together with Company, individually and collectively, jointly and severally, “Borrower”).

The undersigned is the ___________________ of Borrower and hereby requests on behalf of Borrower a Loan under the Loan Agreement, and in that connection certifies as follows:

1. The amount of the proposed Loan is ________________________ Dollars ($_____________). The Borrowing Date of the proposed Loan is _______________________ (the “Borrowing Date”).

(a) On the Borrowing Date,

(i) Avenue 2 will wire $[_______] less fees and expenses to be deducted on the Borrowing Date of (a) [$___] in respect to the Commitment Fee, of which $[___] has been paid to Avenue 2 prior to the date hereof, (b) $[_________] in respect to the interest fee, and (c) $[________] in respect to the legal fees for net proceeds of $[___________], and

(ii) Avenue 3 will wire $[__________] less fees and expenses to be deducted on the Borrowing Date of (a) [$___] in respect to the Commitment Fee, (b) $[________] in respect to the interest fee, and (c) $[_________] in respect to the legal fees for net proceeds of $[__________], in each case, to Borrower pursuant to the following wire instructions:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

1 NTD: The executed Borrowing Request must be delivered 2 Business Days prior to the Closing Date.

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(b) On the Borrowing Date, in connection with the payoff, (i) Avenue 2 will wire $[__________], and (ii) Avenue 3 will wire $[__________] to [Citizens Bank, N.A.] pursuant to the following wire instructions:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

(c) On the Borrowing Date, (i) Avenue 2 will wire $[__________], and (ii) Avenue 3 will wire $[__________] to Sidley Austin LLP for fees and expenses pursuant to the following wire instructions:

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

2. As of this date, no Default or Event of Default has occurred and is continuing, or will result from the making of the proposed Loan, the representations and warranties of Borrower contained in Article 3 of the Loan Agreement and Part 3 of the Supplement are true and correct in all material respects other than those representations and warranties expressly referring to a specific date which are true and correct in all material respects as of such date, and the conditions precedent described in Sections 4.1 and/or 4.2 of the Loan Agreement and Part 2 of the Supplement, as applicable, have been met.

3. No event has occurred that has had or could reasonably be expected to have a Material Adverse Change.

4. Borrower’s most recent financial statements, financial projections or business plan dated _____________, as reviewed by Company’s Board of Directors, are enclosed herewith in the event such financial statements, financial projections or business plan have not been previously provided to Agent.

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[Signature page to Borrowing Request]

Borrower shall notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

Very truly yours,

LifeMD, Inc., on behalf of itself and each other Borrower

By:
Name:
Title:	Chief Financial Officer

EXHIBIT “C”

FORM OF
COMPLIANCE CERTIFICATE

Avenue Venture Opportunities Fund II, L.P.
11 West 42nd Street, 9th Floor
New York, New York 10036

Avenue Growth Lending Fund III, L.P.
11 West 42nd Street, 9th Floor
New York, New York 10036

Re:	LIFEMD, INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of November 9, 2026 (as may be supplemented, amended and modified from time to time, the “Loan Agreement,” the capitalized terms used herein as defined therein), among Avenue Venture Opportunities Fund II, L.P. (“Avenue 2”), as administrative agent and collateral agent (in such capacity, “Agent”), and as a lender, Avenue Growth Lending Fund III, L.P. (“Avenue 3” and together with Avenue 2, acting in its capacity as a lender, collectively, “Lenders”, and each a “Lender”), and LifeMD, Inc. (“Company”) and the other Borrowers party thereto (together with Company, individually and collectively, jointly and severally, “Borrower”).

The undersigned authorized representative of Borrower hereby certifies in such capacity that in accordance with the terms and conditions of the Loan Agreement, (i) no Default or Event of Default has occurred and is continuing, except as noted below, and (ii) Borrower is in compliance for the financial reporting period ending _____________________________ with all required financial reporting under the Loan Agreement, except as noted below. Attached herewith are the required documents supporting the foregoing certification. The undersigned authorized representative of Borrower further certifies in such capacity that: (a) the accompanying financial statements have been prepared in accordance with Borrower’s past practices applied on a consistent basis, or in such manner as otherwise disclosed in writing to Agent, throughout the periods indicated; and (b) the financial statements fairly present in all material respects the financial condition and operating results of Borrower and its Subsidiaries, if any, as of the dates, and for the periods, indicated therein, subject to the absence of footnotes and normal year-end audit adjustments (in the case of interim monthly financial statements), except as explained below.

Please provide the following requested information and
indicate compliance status by circling (or otherwise indicating) Yes/No under “Included/Complies”:

REPORTING REQUIREMENT	REQUIRED	INCLUDED/COMPLIES

Balance Sheet, Income Statement & Cash Flow Statement	Monthly, within 30 days	YES / NO / N/A

Operating Budgets (as updated)	As requested	YES / NO / N/A

Annual Financial Statements	Within 90 days of FYE	YES / NO / N/A

Shareholder Materials & SEC Filings	Promptly; SEC filings within 5 days	YES / NO / N/A

Board Packages	Promptly, as redacted	YES / NO / N/A

Any change in budget/plan since version most recently delivered to Agent		YES / NO / N/A

If Yes, please attach

* Must be executed by Borrower’s Chief Financial Officer or other executive officer.

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Date of most recent Board-approved budget/plan: ________________

FINANCIAL COVENANT	REQUIRED	ACTUAL	INCLUDED/COMPLIES
Minimum Net Revenue [2]	See Part 2, Section 8 ($150,000,000)	$_____________	YES / NO / N/A

ACCOUNT CONTROL AGREEMENTS

Pursuant to Section 6.11 of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it maintains only those deposit and investment accounts set forth below; and (ii) to the extent required by Section 6.11 of the Loan Agreement, a control agreement has been executed and delivered to Agent with respect to each such account. [Note: If Borrower has established any new account(s) since the date of the last compliance certificate, please so indicate].

Deposit Accounts 3

Name of Institution:	Account Number:	Last Month Ending Balance	Control Agreement in place?	Complies New Account?

1.)______________________	________________________	$______	YES / NO	YES / NO YES / NO

2.)_____________________	________________________	$______	YES / NO	YES / NO YES / NO

Investment Accounts

Name of Institution:	Account Number:	Last Month Ending Balance	Control Agreement in place?	Complies New Account?

1.)______________________	________________________	$______	YES / NO	YES / NO YES / NO

2.)______________________	________________________	$______	YES / NO	YES / NO YES / NO

AGREEMENTS WITH PERSONS IN POSSESSION OF TANGIBLE COLLATERAL

Pursuant to Section 5.9(e) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, tangible Collateral is located at the addresses set forth below; and (ii) to the extent required by Section 5.9(e) of the Loan Agreement, a Waiver has been executed and delivered to Agent, or such Waiver has been waived by Agent.

2 NTD: Please provide supporting evidence of calculations, including excerpts from financial statements.

3 Company: Please complete with existing accounts.

2

[Note: If Borrower has located Collateral at any new location since the date of the last compliance certificate, please so indicate].

Location of Collateral:	Value of Collateral at such Locations:	Waiver in place?	Complies?	New Location?

1.)______________________	________________________	YES / NO	YES / NO	YES / NO
2.)______________________	________________________	YES / NO	YES / NO	YES / NO
3.)______________________	________________________	YES / NO	YES / NO	YES / NO
4.)______________________	________________________	YES / NO	YES / NO	YES / NO

SUBSIDIARIES AND OTHER PERSONS

Pursuant to Section 6.14(a) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it has directly or indirectly acquired or created, or it intends to directly or indirectly acquire or create, each Subsidiary or other Person described below; and (ii) such Subsidiary or Person has been made a co-borrower under the Loan Agreement or a guarantor of the Obligations. [Note: If Borrower has acquired or created any Subsidiary since the date of the last compliance certificate, please so indicate].

Name:	Jurisdiction of formation or organization:[4]	Co-borrower or guarantor?	Complies?	New Subsidiary or Person?

1.)______________________	________________________	YES / NO	YES / NO	YES / NO
2.)______________________	________________________	YES / NO	YES / NO	YES / NO
3.)______________________	________________________	YES / NO	YES / NO	YES / NO
4.)______________________	________________________	YES / NO	YES / NO	YES / NO

EXPLANATIONS

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

[Remainder of this page intentionally left blank; signature page follows]

4 Under the “Explanations” heading (see below) please include a description of such Subsidiary’s or Person’s fully diluted capitalization and Borrower’s purpose for its acquisition or creation of such Subsidiary if such information has not been previously furnished to Agent.

3

[Signature page to Compliance Certificate]

Very truly yours,
LifeMD, Inc., on behalf of itself and each other Borrower

By:
Name:
Title:*

SCHEDULE 1

LENDER COMMITMENTS

LENDERS	COMMITMENT
Avenue Venture Opportunities Fund II, L.P.	$3,750,000
Avenue Growth Lending Fund III, L.P.	$8,750,000
Total	$12,500,000